SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 6, 2001



                                PROQUEST COMPANY
                    (FORMERLY KNOWN AS BELL & HOWELL COMPANY)
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)





                1-3246                             36-3580106
       (Commission File Number)     (I.R.S. Employer Identification Number)



                 300 North Zeeb Road, Ann Arbor, Michigan 48103
               (Address of principal executive offices) (Zip Code)



                                 (734) 997-4900
              (Registrant's telephone number, including area code)

    ITEM 5.       OTHER EVENTS

         On June 6, 2001, Bell & Howell Company (the "Company") changed its name to ProQuest Company. Pursuant to a Certificate of Ownership and Merger, ProQuest Company, a wholly-owned subsidiary of the Company, merged with and into the Company, and upon the effectiveness of the merger, the name of the Company was changed to ProQuest Company.

         The common stock, par value $0.001 per share of ProQuest Company is traded on the New York Stock Exchange under the symbol "PQE." The CUSIP number for ProQuest's common stock has been changed to 74346P 10 2.


     ITEM 7.      Financial Statements and Exhibits.

                  (a)      Not Applicable

                  (b)      Exhibits:

                  (99.1) Press Release dated June 5, 2001 announcing the name change of the Company from Bell & Howell Company to ProQuest Company.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PROQUEST COMPANY



                                            By: /s/ Todd W. Buchardt
                                                --------------------------------
    Dated:  June 6, 2001                        General Counsel and Secretary